Exhibit 10.1

                       SECOND LOAN MODIFICATION AGREEMENT
                       ----------------------------------

     THIS SECOND LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into as of March 31, 2004 (the "Effective Date"), by and between LIFECELL CORPORATION, a Delaware corporation ("Borrower") whose address is One Millennium Way, Branchburg, New Jersey 08876, and SILICON VALLEY BANK ("Lender") whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

1.   DESCRIPTION OF EXISTING OBLIGATIONS:  Among other indebtedness which may be
     -----------------------------------
owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated January 15, 2003, (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original maximum principal amount of Two Million Dollars ($2,000,000) (the "Revolving Facility") and a Committed Equipment Line in the original principal amount of Two Million Dollars ($2,000,000) (the "Equipment Facility"). Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Obligations."

2.   DESCRIPTION  OF COLLATERAL.  Repayment of the Obligations is secured by the
     --------------------------
Collateral as described in the Loan Agreement. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION  OF  CHANGE  IN  TERMS.  Borrower  has  requested  that  Lender
     ----------------------------------
increase the maximum principal amount of the Revolving Facility from Two Million Dollars ($2,000,000) to Four Million Dollars ($4,000,000) and amend the Existing Loan Documents and the Lender has agreed pursuant to the terms of this Agreement.

     A.   Quarterly  EBITDA.  From  and  after  the  Effective  Date,  Section
          -----------------
     6.7(b)(i) (Financial Covenants) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (b)  QUARTERLY EBITDA. Borrower will maintain:

               (i) EBITDA. EBITDA of not less than the following amounts for the quarterly period ending as of the dates below:

               DATE                               AMOUNT
               ----                               ------
               March 31, 2004                     $1,042,000;
               June 30, 2004                      $1,215,000;
               September 30, 2004                 $1,602,000; and
               December 31, 2004                  $1,694,000.

     B.   Defined  Terms.  From  and  after  the date hereof, the definitions of
          --------------
     "Committed Revolving Line", "Revolving Maturity Date" and "Revolving Promissory Note" are amended and restated in their entirety as follows:

               "COMMITTED REVOLVING LINE" is Advances of up to Four Million Dollars ($4,000,000).

               "REVOLVING  MATURITY  DATE"  means  March  30,  2005.

               "REVOLVING PROMISSORY NOTE" means that certain Amended and Restated Revolving Promissory Note dated March 31, 2004 in the maximum principal amount of Four Million Dollars ($4,000,000) from Borrower in favor of Bank, together with all renewals, amendments, modifications and substitutions, therefor.

     C.   Borrowing  Base  Certificate.  From  and  after  the  Effective  Date,
          ----------------------------
     Exhibit C (Borrowing Base Certificate) of the Loan Agreement is replaced in
     ---------
     its  entirety  with  Exhibit  C  attached  hereto  and  made a part hereof.
                          ----------


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     D.   Compliance  Certificate.  From and after the Effective Date, Exhibit D
          -----------------------                                      ---------
     (Compliance Certificate) of the Loan Agreement is replaced in its entirety with Exhibit D attached hereto and made a part hereof.

4.   CONSISTENT  CHANGES.  The  Existing  Loan  Documents  are  hereby  amended
     -------------------
wherever  necessary  to  reflect  the  changes  described  above.

5.   NO  DEFENSES  OF BORROWER.  Borrower agrees that it has no defenses against
     -------------------------
the  obligations  to  pay  any  amounts  under  the  Obligations.

6.   CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
     -------------------
existing Obligations, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Obligations pursuant to this Agreement in no way shall obligate Lender to make any future modifications to the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to all subsequent loan modification agreements.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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This  Agreement  is  executed  as  of  the  date  first  written  above.

BORROWER:                              LENDER:

LIFECELL  CORPORATION                  SILICON  VALLEY  BANK


By:  /s/  Steven  Sobieski                       By:  /s/  Naomi Herman

Name:  Steven  Sobieski                          Name:  Naomi Herman


Title:  V.P.  Finance                            Title:  Vice President


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                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrower:  LifeCell Corporation                Bank:  Silicon Valley Bank
           One Millennium Way                         3003 Tasman Drive
           Branchburg, New Jersey 08876               Santa Clara, CA 95054
Commitment Amount:     $4,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
1.   Accounts Receivable Book Value as of____                         $_________
2.   Additions (please explain on reverse)                            $_________
3.   TOTAL ACCOUNTS RECEIVABLE                                        $_________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.   Amounts over 90 days due                                         $_________
5.   Balance of 50% over 90 day accounts                              $_________
6.   Credit balances over 90 days                                     $_________
7.   Concentration Limits (25%)                                       $_________
8.   Foreign Accounts                                                 $_________
9.   Governmental Accounts                                            $_________
10.  Contra Accounts                                                  $_________
11.  Promotion or Demo Accounts                                       $_________
12.  Intercompany/Employee Accounts                                   $_________
13.  Other (please explain on reverse)                                $_________
14.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                             $_________
15.  Eligible Accounts (#3 minus #14)                                 $_________
16.  LOAN VALUE OF ACCOUNTS (80% of #15)                              $_________


BALANCES
17.  Maximum Loan Amount                                              $4,000,000
18.  Total Funds Available [Lesser of #17 or #16]                     $_________
19.  Present balance owing on Line of Credit                          $_________
20.  RESERVE POSITION (#18 minus #19)                                 $_________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

                                              ----------------------------------
COMMENTS:                                     |         BANK USE ONLY          |
                                              |                                |
                                              |Rec'd by:                       |
                                              |         ---------------------- |
                                              |            Auth. Signer        |
                                              |                                |
By:                                           |Date:                           |
   --------------------                       |     -------------------------- |
   Authorized Signature                       |                                |
                                              |Verified:                       |
                                              |         ---------------------- |
                                              |            Auth. Signor        |
                                              |                                |
                                              |Date:                           |
                                              |     -------------------------- |
                                              |                                |
                                              ----------------------------------


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                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK
          3003 Tasman Drive
          Santa Clara, CA 95054

FROM:     LifeCell Corporation
          One Millennium Way
          Branchburg, New Jersey 08876

     The undersigned authorized officer of LifeCell Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.


PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                    REQUIRED                         COMPLIES
----------------------------------    --------                        ----------
Monthly financial statements + CC     Monthly within 30 days           Yes   No
Annual (Audited)                      FYE within 120 days              Yes   No
A/R Agings                            When borrowing, monthly within
    ------
                                       30 days                         Yes   No
A/R Audit                             Initial and Annual               Yes   No
Borrowing Base Certificate            When borrowing, monthly within
                                      30 days                          Yes   No

FINANCIAL COVENANT                   REQUIRED         ACTUAL           COMPLIES
------------------------------      ----------      -----------       ----------
Maintain on a Monthly Basis:
  Minimum Quick Ratio                1.25:1.00       _____:1.00        Yes   No

Maintain on a Quarterly Basis:
  Minimum Quarterly EBITDA:
      March 31, 2004                $1,042,000      $__________        Yes   No
      June 30, 2004                 $1,215,000      $__________        Yes   No
      September 30, 2004            $1,602,000      $__________        Yes   No
      December 31, 2004             $1,694,000      $__________        Yes   No

     Quarterly EBITDA Covenant for fiscal year 2004 and beyond to be set by Bank upon receipt and satisfactory review of Borrower's board approved quarterly EBITDA profit projections.

Have there been updates to Borrower's intellectual property, if appropriate? Yes / No


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                                              ----------------------------------
COMMENTS REGARDING EXCEPTIONS:  See Attached. |         BANK USE ONLY          |
                                              |                                |
                                              |Received by:                    |
                                              |            ------------------- |
Sincerely,                                    |              authorized signer |
                                              |                                |
                                              |Date:                           |
----------------                              |     -------------------------- |
                                              |                                |
                                              |Verified:                       |
                                              |         ---------------------- |
------------------------------------          |            authorized signer   |
Signature                                     |                                |
                                              |Date:                           |
                                              |     -------------------------- |
------------------------------------          |                                |
Title                                         |Compliance Status:       Yes  No|
                                              |                                |
                                              ----------------------------------
------------------------------------
Date


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